UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2016

MagnaChip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o MagnaChip Semiconductor S.A. 1, Allée Scheffer, L-2520 Luxembourg, Grand Duchy of Luxembourg		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (352) 45-62-62

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on July 9, 2015, the Board of Directors (“Board”) of MagnaChip Semiconductor Corporation (the “Company”) determined to take all necessary action to eliminate the Company’s classified board effective beginning with the Company’s 2016 Annual Meeting of Stockholders (“2016 Annual Meeting”). Pursuant to the Board’s declassification plan, immediately following the amendment and restatement of the Company’s Bylaws described below, each Class I and Class III director in turn tendered his resignation and was subsequently reappointed to the Board by the remaining directors to serve until the Company’s 2016 Annual Meeting. In addition, the Board reduced the number of positions on the Board from 8 to 7 to eliminate the vacancy resulting from the previously announced resignation of Brian Mulhern from the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2016, the Board amended and restated the Bylaws of the Company to declassify the Board. Pursuant thereto, the Board amended Sections 2.2 and 2.3 of the Bylaws to eliminate the division of the Board members into three classes. In addition, the Board amended Section 2.5 of the Bylaws to provide that directors may be removed with or without cause, by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. As amended, the Bylaws provide that each director shall be elected for a one-year term or until a successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

The description of the Bylaws, as amended and restated, set forth above is qualified in its entirety by reference to the full and complete Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

As a result of the above actions, the entire Board will stand for re-election at the 2016 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MagnaChip Semiconductor Corporation, effective May 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: May 6, 2016	By:	/s/ Theodore Kim
Theodore Kim
Chief Compliance Officer, Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MagnaChip Semiconductor Corporation, effective May 3, 2016